UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2018

EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

001-38365	47-1178401
(Commission File Number)	(IRS Employer Identification No.)

501 Fifth Avenue, Suite 1404, New York, New York  10017

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (917) 289-1117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          At the 2018 annual meeting of stockholders (the “Annual Meeting”) of Eyenovia, Inc. (the “Company”), stockholders approved a proposal for the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan (the “Plan”) pursuant to which up to 750,000 shares (subject to adjustment as described in the Plan) of the Company’s common stock are available for issuance as equity incentives to its employees, directors and consultants who meet certain criteria. The Company’s board of directors approved the Plan on March 6, 2018, subject to stockholder approval, and also approved on that date forms of a Notice of Stock Option Grant and Award Agreement and Restricted Stock Award Agreement, filed as Exhibits 10.14 and 10.15, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Annual Meeting, filed with the SEC on April 30, 2018 (the “2018 Proxy Statement”), under the heading “Proposal Four – Approval of the Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan”. The summary of the Plan contained in the 2018 Proxy Statement is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.13 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to (i) enable stockholders to remove directors with or without cause and (ii) eliminate the stockholders’ right to act by written consent, in each case as set forth in a Certificate of Amendment to the Charter and as described in the 2018 Proxy Statement. The Certificate of Amendment was filed with the Secretary of State of the State of Delaware on June 12, 2018 and became effective on that date. The Certificate of Amendment is filed as Exhibit 3.1.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 11, 2018. At the Annual Meeting, stockholders approved the following proposals:

1.	The election of eight directors to the Board for a one-year term or until their successors have been elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Fredric N. Eshelman	5,901,174	1,870	890,234
Tsontcho Ianchulev	5,739,490	163,554	890,234
Curt H. LaBelle	5,739,590	163,454	890,234
Kenneth B. Lee, Jr.	5,902,944	100	890,234
Ernest Mario	5,901,274	1,770	890,234
Charles E. Mather IV	5,902,944	100	890,234
Anthony Y. Sun	5,902,944	100	890,234
Shuhei Yoshida	5,739,091	163,953	890,234

2.	Approval of an amendment to the Charter to enable stockholders to remove directors with or without cause, based on the following votes:

For	Against	Abstain	Broker Non-Votes
5,881,698	21,246	100	890,234

3.	Approval of an amendment to the Charter to eliminate the stockholders’ right to act by written consent, based on the following votes:

For	Against	Abstain	Broker Non-Votes
5,635,936	266,334	774	890,234

4.	Approval of the Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
5,736,024	157,020	10,000	890,234

5.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, based on the following votes:

For	Against	Abstain	Broker Non-Votes
6,787,553	0	5,725	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation of Eyenovia, Inc.

10.13	Eyenovia, Inc. 2018 Omnibus Stock Incentive Plan.

10.14	Form of Notice of Stock Option Grant and Award Agreement.

10.15	Form of Restricted Stock Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: June 14, 2018	By:	/s/ John Gandolfo
	Name:	John Gandolfo
	Title:	Chief Financial Officer